Exhibit 10.iii.(w)

FIRST AMENDMENT TO THE
EXECUTIVE SEVERANCE AGREEMENT

            WHEREAS, IMC Global Inc., a Delaware corporation (the "Company") entered into that certain Executive Severance Agreement (the "Agreement") with C. Steve Hoffman (the "Executive") dated October 24, 2000.

            WHEREAS, the Company and the Executive desire to amend the Agreement in certain respects.

            NOW, THEREFORE, in consideration of the agreements and covenants contained in the Agreement, and in consideration of the agreements and covenants contained herein, the sufficiency of which is acknowledged, the Executive and the Company hereby agree to the amendment of the Agreement as follows:

            1.    The period following item (iii) in Section 5(g) 6 is replaced with "; and" followed by the following language pertaining to change in control severance payments and benefits; effective December 5, 2003:

(iv)      An amount equal to the length in years of the "Employment Term", as expressed in Section 5(c) of this Agreement, multiplied by the amount of "Retirement Contributions", the calculation of which is provided in Article 5.1 of the IMC Global Inc. 1998 Supplemental Executive Retirement Plan, except that item (iii) in the formula contained therein, pertaining to a reduction in the "Retirement Contributions" for amounts contributed under the Qualified Plan and Restoration Plan, shall be excluded for purposes of the calculation of the lump sum change in control severance payment as described herein, and the participant's base salary and bonus, for purposes of this calculation, shall equal his or her base salary and target bonus at the time of the participant's termination, and the participant's age, for purposes of the calculation hereunder, shall equal his or her age on the December 31 of the year in which the termination occurs.

            IN WITNESS WHEREOF, the undersigned have executed this First Amendment to the Executive Severance Agreement this 15th day of December, 2003.

For the Company:
____________________________________________
Executive:
____________________________________________

Return to IMC Global Inc. Form 10-K